Benefit Plans	12 Months Ended
Dec. 31, 2012
Employee Benefits and Share-based Compensation [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

Note 7. Benefit Plans

Certain of the benefit costs charged to us by Williams associated with employees who directly support us are described below. Additionally, allocated corporate expenses from Williams to us also include amounts related to these same employee benefits, which are not included in the amounts presented below.

Pension plans

Williams has noncontributory defined benefit pension plans (Williams Pension Plan, Williams Inactive Employees Pension Plan and The Williams Companies Retirement Restoration Plan) that provide pension benefits for its eligible employees. Pension costs charged to us by Williams for 2012, 2011 and 2010 totaled $41 million, $32 million and $31 million, respectively. At the total Williams plan level, the pension plans had a projected benefit obligation of $1.5 billion and $1.4 billion at December 31, 2012 and 2011, respectively. The plans were underfunded by $478 million and $476 million at December 31, 2012 and 2011, respectively.

Postretirement benefits other than pensions

Williams provides certain retiree health care and life insurance benefits for eligible participants. Generally, employees that were employed by Williams on or before December 31, 1991 or December 31, 1995, if they were employees or retirees of Transco Energy Company and its subsidiaries are eligible for subsidized retiree medical benefits. The cost charged to us for the plans anticipates future cost-sharing that is consistent with Williams' expressed intent to increase the retiree contribution level, generally in line with health care cost increases. We recognized a net periodic postretirement benefit cost charged to us by Williams of $4 million in 2012, and a net periodic postretirement benefit credited to us by Williams of $2 million and $4 million for 2011 and 2010, respectively. At the total Williams plan level, the postretirement benefit plans had an accumulated postretirement benefit obligation of $331 million and $339 million at December 31, 2012 and 2011, respectively. The plans were underfunded by $156 million and $180 million at December 31, 2012 and 2011, respectively.

Any differences between the annual expense and amounts currently being recovered in rates by our FERC-regulated gas pipelines are recorded as an adjustment to revenues and collected or refunded through future rate adjustments. A regulatory asset can be recorded only to the extent it is currently funded.

Defined contribution plan

Williams charged us compensation expense of $18 million, $16 million and $15 million in 2012, 2011 and 2010, respectively, for Williams' matching contributions to this plan.

Employee Stock-Based Compensation Plan information

The Williams Companies, Inc. 2007 Incentive Plan (Plan) provides for Williams common-stock-based awards to both employees and nonmanagement directors. The Plan permits the granting of various types of awards including, but not limited to, stock options and deferred stock. Awards may be granted for no consideration other than prior and future services or based on certain financial performance targets being achieved.

Williams bills us directly for compensation expense related to stock-based compensation awards based on the fair value of the awards.

Total stock-based compensation expense, included in SG&A, for the years ended December 31, 2012, 2011 and 2010 was $12 million, $10 million and $12 million, respectively.